UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 31, 2018

(Date of earliest event reported)

SHARING SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-205310	30-0869786
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification Number)

1700 Coit Road, Suite 100, Plano, Texas 75075

(Address of principal executive offices)

(714) 203-6717

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.

Termination of a Material Definitive Agreement

On October 31, 2018, Sharing Services, Inc. (the “Company”) prepaid in full its borrowings pursuant to two convertible promissory notes in the aggregate principal amount of $331,000. In connection therewith, the Company paid, in the aggregate, accrued but unpaid interest of $15,802 and prepayment fees of $86,701. The notes were convertible into shares of the Company’s common stock and bore interest at 12.0%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARING SERVICES, INC.

November 8, 2018	By:	/s/ John Thatch
Name: John Thatch
Title: President, Chief Executive Officer and Director

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